SCHEDULE 14A
                               (AMENDMENT NO. 1)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy statement        [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
[X] Definitive Proxy statement              Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           HOLIDAY RV SUPERSTORE, INC.
      --------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration No.:
    (3) Filing Party:
    (4) Date Filed:

                          HOLIDAY RV SUPERSTORES, INC.
                          Sand Lake West Executive Park
                             7851 Greenbriar Parkway
                             Orlando, Florida 32819
                                 April 19, 2000

TO ALL HOLIDAY RV  SUPERSTORES, INC. STOCKHOLDERS:

         On behalf of the Board of Directors of Holiday RV Superstores, Inc., I cordially invite you to attend the annual meeting of stockholders of Holiday to be held at 7851 Greenbriar Parkway, Orlando, Florida, on May 19, 2000 at 10:00 a.m. Eastern Daylight Time. A notice of the meeting, form of proxy and a proxy statement containing information about the matters to be acted upon at the annual meeting are enclosed.

         At this year's meeting you will be asked to elect six directors and to ratify the selection of the independent auditors. The accompanying notice of the meeting and proxy statement describes these proposals. We encourage you to read this information carefully.

         Whether in person or by proxy, it is important that your shares be represented at the annual meeting. To ensure your participation in the annual meeting, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your form of proxy.

         I am pleased to report our expansion is well under way. The completion of the County Line RV purchase nearly doubled our revenue while the additions of Little Valley and Luke Potter expanded our presence in heavy geographic areas. Since then, we have strengthened our infrastructure by expanding our corporate staff with experienced operations, marketing and accounting personnel.

         I would particularly like to thank all of our stockholders for their support in approving the seven proposals at the special meeting held January 7, 2000. This allows us to implement our strategy of building America's first coast-to-coast RV and marine retail chain.

         We look forward to seeing you at the annual meeting.

                                                Sincerely,

                                                /s/ MICHAEL S. RILEY
                                                --------------------
                                                Michael S. Riley
                                                Chairman

                          HOLIDAY RV SUPERSTORES, INC.
                          Sand Lake West Executive Park
                             7851 Greenbriar Parkway
                             Orlando, Florida 32819


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 19, 2000
                        10:00 a.m. Eastern Daylight Time


TO THE STOCKHOLDERS OF HOLIDAY RV SUPERSTORES, INC.:

         NOTICE is hereby given that the annual meeting of stockholders of Holiday RV Superstores, Inc., a Delaware corporation.

         TIME:   Friday, May 19, 2000, 10:00 a.m. Eastern Daylight Time

         PLACE:  7851 Greenbriar Parkway, Orlando, Florida 32819

         PURPOSES:

                 1. To elect six directors in three classes, two to each of Class I, Class II and Class III, to hold office until the annual meetings of stockholders in 2001, 2002 and 2003, respectively;

                 2.       To ratify the appointment of independent auditors; and

                 3.       To conduct other business if it is properly raised.

         The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record on March 24, 2000 may vote at the meeting.

         Your vote is important. Please complete, sign, date and return your proxy card in the enclosed envelope promptly.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Ronald G. Huneycutt
                                            Secretary


Orlando, Florida
April 19, 2000

                          HOLIDAY RV SUPERSTORES, INC.
                             7851 GREENBRIAR PARKWAY
                             ORLANDO, FLORIDA 32819

                                 PROXY STATEMENT

         Holiday's board is using this proxy statement to solicit proxies from the holders of Holiday common stock to be used at the 2000 annual meeting of stockholders. This meeting will be held at 10:00 a.m. Eastern Daylight Time. We are first mailing this proxy statement and the accompanying form of proxy to Holiday stockholders on or about April 19, 2000.

MATTERS RELATING TO THE ANNUAL MEETING:

                  TIME AND PLACE:              May 19, 2000
                                               10:00 a.m. Eastern Daylight Time
                                               7851 Greenbriar Parkway
                                               Orlando, Florida 32819

                  RECORD DATE:                 March 24, 2000

                  OUTSTANDING
                  SHARES HELD ON
                  RECORD DATE:                 7,239,300 shares of common stock

                  SHARES ENTITLED
                  TO VOTE:                     7,239,300 shares of common stock

                  QUORUM REQUIREMENT:          A quorum of stockholders is
                                               necessary to hold a valid
                                               meeting. The presence in person
                                               or by proxy at the meeting of
                                               holders of shares representing a
                                               majority of the votes of the
                                               common stock entitled to vote at
                                               the meeting is a quorum.

                                               Abstentions and broker
                                               "non-votes" count as present for
                                               establishing a quorum. Shares
                                               held by Holiday in its treasury
                                               do not count toward a quorum. A
                                               broker non-vote occurs on an item
                                               when a broker is not permitted to
                                               vote on that item without
                                               instruction from the beneficial
                                               owner of the shares and no
                                               instruction is given.


                  SHARES BENEFICIALLY
                  OWNED HOLIDAY OFFICERS
                  AND DIRECTORS ON
                  MARCH 24, 2000:              4,292,744 shares of common stock,
                                               excluding options. These shares
                                               represent in total approximately
                                               58.4% of the voting power of
                                               Holiday's common stock.


                                               These individuals have indicated
                                               that they will vote in favor of
                                               the proposals recommended by
                                               Holiday's board.

                  ANNUAL REPORT:               The annual report to stockholders
                                               that accompanies this proxy
                                               statement is not proxy soliciting
                                               material. If you would like an
                                               additional copy, please contact
                                               Holiday at the address set forth
                                               below for Company contact.

                  COMPANY CONTACT:             You may contact Holiday for
                                               additional information or copies
                                               of the annual report at by
                                               mailing us at:

                                               7851 Greenbriar Parkway
                                               Orlando, Florida 32819
                                               Attn:  Investor Relations

                                               Or by phoning us at:
                                               (407) 363-9211.

         THE PROPOSALS:

                  ITEM I: To elect six directors in three classes--two to each of Class I, Class II and Class III--to hold office until the annual meeting of stockholders in the years
                                               2001, 2002 and 2003,
                                               respectively.

                  ITEM II: To ratify the appointment of PricewaterhouseCoopers, LLP as Holiday's independent auditors for our 2000 fiscal year.

                  ITEM III:                    To conduct other business if it
                                               is properly raised.

         VOTE NECESSARY TO APPROVE THE PROPOSALS:

                  ITEM I, ELECTION
                  OF DIRECTORS:                Directors are elected by a
                                               plurality of the votes
                                               represented by the shares of
                                               common stock present at the
                                               meeting in person or by proxy.

                                               This means that the director
                                               nominees with the most
                                               affirmative votes are elected
                                               to fill the available seats.
                                               Only the number of votes "FOR"
                                               affect the outcome. Withheld
                                               votes, abstentions and broker
                                               non-votes have no effect on the
                                               vote.

                                               Because six directors are up
                                               for election, the six nominees
                                               with the greatest number of
                                               votes will be elected to fill
                                               the vacancies.

                  ITEM II, RATIFICATION
                  OF INDEPENDENT AUDITORS:     Ratification of the selection
                                               of PricewaterhouseCoopers, LLP
                                               as Holiday's independent
                                               auditors for the 2000 fiscal
                                               year requires a majority of the
                                               votes cast by holders of the
                                               common stock. Abstentions and
                                               broker non-votes have no effect
                                               on the vote.

         Under Nasdaq rules which govern most brokers, if your broker holds your shares in its name, your broker is permitted to vote your shares on both Item I and Item II, even if it does not receive voting instructions from you.

         The stockholders have no dissenters' or appraisal rights in connection with either Item I or II.

         PROXIES

         VOTING YOUR PROXY. You may vote in person at your meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

         Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or withhold authority to vote for Holiday's director nominees. You may also vote for or against the other proposal or abstain from voting.

         If you submit your proxy but do not make specific choices, your proxy will follow the board's recommendations and vote your shares:

         o   "FOR" the election of each of the director nominees,
         o "FOR" the ratification of PricewaterhouseCoopers, LLP as the independent for Holiday's 2000 fiscal year,
         o "FOR" any proposal by Holiday's board adjourn the annual meeting, and
         o In its discretion as to any other business as may properly come before the annual meeting.

         REVOKING YOUR PROXY. You may revoke your proxy before it is voted by:

         o   submitting a new proxy with a later date,
         o notifying our Secretary in writing at the address provided above before the meeting that you have revoked your proxy, or
         o   voting in person at the meeting.

         VOTING IN PERSON. If you plan to attend a meeting and wish to vote in person, we will give you a ballot at the meeting. You may be requested to present documents for the purpose of establishing your identity. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on March 24, 2000, the record date for voting.

         PEOPLE WITH DISABILITIES. We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write Holiday at least two weeks before the meeting at the number or address on the second page of this proxy statement as the "Company contact."

         CONFIDENTIAL VOTING. Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

         PROXY SOLICITATION. We will pay our own costs of soliciting proxies. In addition to this mailing, Holiday employees may solicit proxies personally or by telephone.

         The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted. You should send in your proxy without delay. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

         OTHER BUSINESS; ADJOURNMENTS

         We are not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including adjourning the meeting.

         Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of our meeting.

                              ELECTION OF DIRECTORS
                                    (ITEM I)

         Under Holiday's certificate of incorporation, effective with the 2000 annual meeting of stockholders, the board of directors shall be divided into three classes of directors, with each class having a number of directors as nearly equal in number as possible and with the terms of each class expiring in a different year. As a result, Holiday's board of directors will be divided into three classes as described in this proxy statement.

         It is intended that valid proxies received will be voted, unless contrary instructions are given, to elect the six nominees named in the following table to the respective class of directorship indicated. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by the board of directors, to the extent consistent with our certificate of incorporation and bylaws.

         Five of the six nominees for director to be elected by the holders of common stock is currently a member of the board of directors. If elected, each nominee will hold office until the annual meeting of stockholders as specified in the following table and until his respective successor is duly elected and qualified.

NAME                               AGE         DIRECTOR SINCE        POSITIONS WITH THE COMPANY         COMMITTEES
----------------------------     --------    -------------------     ----------------------------    ------------------

NOMINEES FOR DIRECTOR TO
HOLD OFFICE UNTIL 2001
----------------------------
David J. Doerge                    47               1999             Director                              Audit

David A. Kamm                      62               1999             Director                               --



NOMINEE FOR DIRECTOR TO
HOLD OFFICE UNTIL 2002
----------------------------
Lee Sanders                        39                --              --                                    Audit

William E. Curtis                  40               1999             Director                              Audit



NOMINEES FOR DIRECTOR  TO
HOLD OFFICE UNTIL 2003
----------------------------
Michael S. Riley                   46               1999             Chairman of the Board               Executive

Ronald G. Huneycutt                56               1999             President and Chief                 Executive
                                                                     Executive Officer

NOMINEES FOR DIRECTOR TO HOLD OFFICE UNTIL 2001

     DAVID J. DOERGE

        Mr. Doerge has been the President of Doerge Capital Management in Chicago, Illinois, a division of Balis, Lewittes and Coleman Inc., since 1994. Prior to forming Doerge Capital Management, Mr. Doerge was with Goldman, Sachs & Co. in Chicago, Illinois. Mr. Doerge earned his M.B.A. from the University of Chicago and his BA. from Trinity College in Hartford, Connecticut.

     DAVID A. KAMM

        Mr. Kamm has been a director of Holiday since May 1999. He is a registered Investment Advisor Representative with Raymond James and Associates in Ft. Myers, Florida. He obtained a B.S. in electrical engineering from the University of Illinois and a MBA from Michigan State University. Mr. Kamm has been in the investment business since 1970 and jointed his present employer in 1977. For the last eighteen years he has published a weekly column running in numerous newspapers across the State of Florida-- "Take Stock in Florida."


NOMINEES FOR DIRECTOR TO HOLD OFFICE UNTIL 2002

      LEE SANDERS

        Mr. Sanders is the chairman of the board and chief executive officer of Aviation Group, Inc. (a manufacturing, overhaul, services and distribution company to airlines all over the world) since its inception in 1998. He is a graduate of the University of Tennessee, earning a Bachelors Degree in Business. Mr. Sanders has served as President of Dallas County Young Republicans and has been honored by being appointed an admiral in the Texas Navy by the Governor of Texas. Mr. Sanders was also named Honored Professional by Who's Who of American Business Executives in its 1998-1999 edition.

     WILLIAM E. CURTIS

        Mr. Curtis currently serves as a consultant under Curtis Holdings at Doerge Capital Management since January 2000. Mr. Curtis is also the principal and director of Curtis Holdings since January 2000. Mr. Curtis has served as the Midwestern regional vice president of Coast Business Credit since July 1999. Prior to joining Coast, Mr. Curtis provided investment banking and financial advisory services through A.B.C. Solution, Inc., where he has served from July 1996 to the present. Prior to forming A.B.C. in 1996, Mr. Curtis served in various asset based lending capacities with Allstate Financial Corporation--October 1994 to July 1996--and Great Western Financial Services--March 1992 to October 1994.


NOMINEES FOR DIRECTOR TO HOLD OFFICE UNTIL 2003

     MICHAEL S. RILEY

        Mr. Riley was appointed chairman of Holiday in June 1999. Mr. Riley is also chairman and co-founder of Recreational Holdings, Inc., a holding company formed to acquire and grow companies in the leisure industry. Mr. Riley has practiced law for more than 20 years in the areas of mergers and acquisitions and corporate finance, including eight years as principal of the Fort Lauderdale-based firm Yonge and Riley LLP, and as manager of the Fort Lauderdale practice for regional law firm Adorno and Zeder. His background also includes serving as an Assistant State Attorney in Florida and special counsel to federal and state law enforcement agencies. Mr. Riley holds a Juris Doctrine from the University of Notre Dame with an emphasis on international law.

     RONALD G. HUNEYCUTT

        Mr. Huneycutt had served as the chief financial officer and a director of Atlas Healthcare, Inc., a Miami-based holding company formed to acquire healthcare-related companies since 1998. From May 1998 to November 1998, Mr. Huneycutt was an independent consultant and served as acting chief financial officer to Coordinated Care Solutions, Inc. in Coral Springs, Florida. Prior to that, Mr. Huneycutt worked at a number of healthcare companies in financial positions, including Hospital Staffing Services--vice president of finance and chief financial officer, 1996 to 1998; Neonatology Certified, Inc.--vice president of finance and business development, 1993 to 1996; and Surgicare America, Inc.--vice president of finance, 1991 to 1992. Prior to these positions, Mr. Huneycutt was a partner and spent 17 years at Coopers & Lybrand (now PricewaterhouseCoopers, LLP), in Miami, Florida. Mr. Huneycutt received his B.S. in Commerce from the University of Virginia and is a certified public accountant.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

COMPENSATION OF DIRECTORS

        Holiday employees receive no extra pay for serving as directors. Directors are reimbursed for direct expenses relating to their activities as members of the board of directors. Pursuant to our 1999 stock compensation program, directors are eligible to participate in the nonqualified stock option plan under the 1999 program and directors who are not employees may participate in the non-employee director stock option plan under the 1999 program. Upon joining Holiday in 1999, Michael S. Riley and Ronald G. Huneycutt each were granted by the board of directors a nonqualified stock option for 125,000 shares of common stock. The grant date of the option to each director was the date of the director's appointment to the board of directors. All of the options vest on the anniversaries of the respective grant date. Holiday intends to continue to make appropriate awards under the 1999 stock compensation program to each non-employee director upon election to the board.

BOARD OF DIRECTORS

        During fiscal 1999, the board of directors held four regularly scheduled quarterly meetings and a total of 13 meetings. During fiscal 1999, all directors attended at least seventy-five percent (75%) of the meetings of the board, and of the meetings of committees of the board of which they were a member. In addition to attending meetings, directors also discharge their responsibilities by review of company reports to directors, visits to company facilities, correspondence and telephone conferences with executive officers and others regarding matters of interest and concern to Holiday.

BOARD COMMITTEES

        The board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board. The board has established the following committees.

     EXECUTIVE COMMITTEE

        The executive committee is currently composed of the following directors:

                                Michael S. Riley
                               Ronald G. Huneycutt

        The executive committee exercises the powers of the board of directors in the management of the business of the Company during intervals between meetings of the board of directors.

     AUDIT COMMITTEE

        The audit committee is currently composed of the following directors:

                               Ronald G. Huneycutt
                                  David A. Kamm

        The audit committee met on one occasion during fiscal 1999. The committee is responsible for accounting and internal control matters. The audit committee:

        o reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;
        o  reviews significant accounting matters;
        o approves the audited financial statements prior to public distribution;
        o approves anysignificant changes in accounting principles or financial reporting practices;
        o  reviews independent auditor services; and
        o recommends to the board of directors the firm of independent auditors to audit Holiday's consolidated financial statements.

In addition to its regular activities, the committee is available to meet on call of the independent accountants, controller or internal auditor whenever a special situation arises.

     COMPENSATION ADVISORY COMMITTEE

         The compensation advisory committee is currently composed of the following directors:

                                Michael S. Riley
                               Ronald G. Huneycutt

         Our chief financial officer, Gary L. Rodney, also serves as an ex officio member of the compensation advisory committee. The compensation advisory committee (including for purposes of administering Holiday's 1999 stock compensation program) met on four occasions during fiscal 1999. The compensation advisory committee:

        o recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;
        o  administers Holiday's compensation plans for the same executives;
        o  determines equity compensation for all employees;
        o reviews and approves the cash compensation and bonus objectives recommended by the chairman of the board and president and the chief executive officer for the other executive officers; and
        o reviews various matters relating to employee compensation and benefits.

     COMPENSATION ADVISORY COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Michael S. Riley and Ronald G. Huneycutt currently are members and Gary
L. Rodney is an ex officio member of the compensation advisory committee. Mr. Riley is the chairman of the board, Mr. Huneycutt is the chief executive officer and Mr. Rodney is the chief financial officer of Holiday. No other interlocking relationships exist between the compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

 BOARD COMPENSATION ADVISORY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation advisory committee of the board of directors consist of two directors of Holiday, who also serve as officers of Holiday, Mr. Riley and Mr. Huneycutt, and Holiday's chief financial officer, Gary Rodney. The committee has the responsibility to recommend to the board guidelines for administrating Holiday's 1999 stock compensation program, and the compensation for Holiday's executive officers. The primary function of the committee is to ensure Holiday's compensation program is consistent with Holiday's values and aligned with the business strategy and goals.

         The committee believes the compensation levels of Holiday's executives, who provide leadership and strategic direction, should consist of (1) base salaries that are, at a minimum, commensurate with executives of other comparable public companies and (2) periodic cash bonuses based on the achievement of specific objectives. These objectives are usually tied to a percentage of the profitability of Holiday. The chief financial officer's cash bonus is at the discretion of the board and, if awarded, will be a percentage of the executive's base salary.

         The committee also believes it should provide executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in Holiday's common stock price. Incentive or non-qualified stock options are granted upon appoint of the executive as an inducement for employment. Additional incentive or non-qualified stock options are granted to the executive if specific goals are achieved.

         Each of Holiday's executive officers are also eligible to participate in Holiday's benefit plans offered to all employees.

                                            The Compensation Advisory Committee

                                            Michael S. Riley
                                            Ronald G. Huneycutt
                                            Gary L. Rodney, ex officio

EXECUTIVE COMPENSATION

         The following tables and discussion summarize the compensation of the chief executive officer and each of the four other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION                               LONG-TERM COMPENSATION
                               -------------------------------------------------------    ---------------------------------------
                                                                           OTHER
                                                                           ANNUAL         RESTRICTED       STOCK
       NAME AND                            SALARY         BONUS         COMPENSATION         STOCK         OPTIONS       OTHER
       PRINCIPAL POSITION      YEAR          ($)           ($)               ($)          AWARDS ($)         (#)          ($)
       --------------------    -------    ----------    -----------     --------------    ------------     ---------    ---------

       Newton C.                1999        $73,254        $59,666          --               --             40,000         --
       Kindlund                 1998        108,847             --          --               --               --           --
         Chairman,              1997        107,587             --          --               --               --           --
         President and
         Chief Executive
         Officer

       W. Hardee McAlhaney      1999       $102,639        $88,128          --               --               --         $597
       McAlhaney                1998         80,196         75,002          --               --               --          597
         President and          1997         81,437         52,477          --               --               --          597
         Chief Executive
         Officer

         The salary figures include contributions by Holiday pursuant to an employee benefit plan established under Section 401(k) of the Internal Revenue Code in the amounts of $3,662, $2,859 and $3,181 for Mr. Kindlund for 1999, 1998 and 1997 respectively, and $5,139, $4,549 and $4,027 for Mr. McAlhaney for 1999, 1998 and 1997 respectively. Mr. McAlhaney's bonuses are based on Holiday's net income before taxes. The other compensation payable to Mr. McAlhaney consisted of Holiday's payment of a part of the premium on a term life insurance policy for Mr. McAlhaney whose sole beneficiary is designated by Mr. McAlhaney. The policy has no cash surrender value provisions.

 OPTION GRANTS IN FISCAL 1999

         The following table sets forth information concerning stock option grants made in the fiscal year ended October 31, 1999, to the individuals named in the Summary Compensation Table. There were no grants of stock appreciation rights, or SARs, during the year. Mr. Kindlund's options were granted to him in connection with his retention as a consultant following his resignation as an officer and director of Holiday.

                                                                                                       POTENTIAL REALIZABLE
                                                                                                          VALUE AT ASSUMED
                                                                                                       ANNUAL RATES OF STOCK
                                                                                                       PRICE APPRECIATION FOR
                               INDIVIDUAL GRANTS                                                          OPTION TERM
------------------------------------------------------------------------------------------------    --------------------------
                                                  Percent of
                               Number of            total
                               securities        options/SARs
                               underlying         granted to       Exercise or
                                options          employees in       base price      Expiration
Name                          granted (#)        fiscal year          ($/sh)           Date         5% ($)         10%($)

Newton C. Kindlund               40,000              100%             $3.21           6/30/04       $35,600        $78,400

-----------------------------------------------------------------------------------------------------------------------------

OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the number and value of options held at October 31, 1999, by the individuals named in the Summary Compensation Table. There were no options or SARs exercised during fiscal 1999 and no SARs were held at year-end. The fiscal year-end values are based on a price of $4.313, the reported closing price of common stock on October 29, 1999.

                                              NUMBER OF SECURITIES                     VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED                    IN-THE-MONEY OPTIONS
                                              OPTIONS AT FY-END (#)                      FY-END ($)  (1)
                                    ----------------------------------------    ----------------------------------
NAME                                EXERCISABLE               UNEXERCISABLE     EXERCISABLE          UNEXERCISABLE
---------------------------         -----------               -------------     -----------          -------------

W. Hardee McAlhaney                  125,000                        --           $326,765                  --

Newton C. Kindlund                      --                          --              --                     --
------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

         W. Hardee McAlhaney, assistant to the chairman and prior president and chief executive officer, has a severance agreement that provides for the payment to him of an amount equal to $250,000 salary in the event of a termination of his employment with Holiday.

STOCK OWNERSHIP

         The following table sets forth information as to the shares of common stock owned as of March 24, 2000 by:

        (i) each person who beneficially owned more than five percent of the outstanding common stock of Holiday;
        (ii)  each director or director nominee;
        (iii) each of the CEO and each of the other four most highly compensated executive officers whose annual compensation exceeded $100,000; and
        (iv)  all directors, directors nominees and officers as a group.

         Subject to community property laws where applicable, the person(s) as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned. The share numbers and percentages are calculated on the basis of the number of outstanding securities on the record date, which was 7,239,300, plus securities underlying each holder's options, warrants and securities convertible into common stock which have been issued and were exercisable within sixty (60) days of the record date, in accordance with SEC Rule 13d-3. Unless a person beneficially owns more than one percent of the outstanding common stock, no percentage is presented in the table. The address of all officers and directors is 7851 Greenbriar Parkway, Orlando, Florida 32819. Michael S. Riley, the Chairman of Holiday, is the Chairman of Recreational Holdings, Inc. and, as a result, all shares owned by Recreational Holdings, Inc. are presented as beneficially owned by Mr. Riley also.

                                                   NUMBERS OF SHARES         OPTIONS INCLUDED
NAME AND ADDRESS                                  BENEFICIALLY OWNED             IN TOTAL          PERCENTAGE OF CLASS
-------------------------------------------     ------------------------    -------------------    -----------------------

Recreational Holdings, Inc.                                   4,158,244                                              56.6%
   7851 Greenbriar Parkway
   Orlando, Florida 32819
Michael S. Riley                                              4,158,244                                              56.6
W. Hardee McAlhaney                                             120,000                110,000                        1.6
David A. Kamm                                                         0                                                 *
Ronald G. Huneycutt                                                   0                                                 *
William E. Curtis                                                14,500                                                 *
David J. Doerge                                                       0                                                 *
All directors, director nominees
   and officers as  a group (7
persons)                                                      4,292,744                110,000                       58.4%


STOCKHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on Holiday's common stock with the cumulative total return of the Standard and Poor's Small Cap 600 Index and a peer group index for the period beginning November 1, 1994 and ending October 31, 1999. The graph assumes that $100 was invested on November 1, 1994 and that all dividends are reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
    AMONG HOLIDAY RV SUPERSTORES, INC., THE STANDARD AND POOR'S SMALL CAP 600 INDEX, AND PEER GROUP INDEX

         [OBJECT OMITTED]

                                 1994          1995           1996          1997          1998           1999
                               ----------    ----------     ----------    ----------    ----------    ------------
   RVEE                          100.00        200.00         120.80        102.07        150.00         287.47
   S&P SMALL CAP 600             100.00        121.16         145.95        192.62        171.32         191.94
   PEER GROUP                    100.00         79.10          81.53         76.88         97.53         148.40

            The peer group consist of twenty publicly owned retail companies with similar market capitalization as Holiday, whose common stocks are traded on exchanges. The market capitalization criteria used in determining a peer group was selected by Holiday for shareholder return comparative purposes, as there is no published industry or line-of-business index comparable to the industry or line-of-business as that of Holiday.

           The peer group consist of the following companies:

           Audio King Corp                  Hills Department Stores Inc.                 Spec's Music Inc.
            Brendles Inc.                   Holiday RV Superstores, Inc.             Strober Organization Inc.
      Chariot Entertainment Inc.                 Huffman Koos Inc.                      Sunshine-Jr Stores
              Evans Inc.                            Pubco Corp.                         Uni-Marts Inc. CL A
          FFP Partners LP-CL                   Seaway Food Town Inc.                 Village Super Market CL A
      A., Foodarama Supermarkets              Siebert Financial Corp.             Warehouse Club Inc. (no longer
         Harold's Stores Inc.                    Sound Advice Inc.                     files as of 3/18/96)

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Holiday's officers and directors and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the SEC and Nasdaq. Reporting persons are required by SEC regulations to furnish Holiday with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms received or written representations from sessions subject to the reporting requirements of Section 16(a), we believe that, with respect to the fiscal year ended October 31, 1999, all reporting persons complied with all applicable filing requirements of Section 16(a).

                      RATIFICATION OF INDEPENDENT AUDITORS
                                    (ITEM II)

         The audit committee of the board has appointed PricewaterhouseCoopers, LLP to audit our financial statements for fiscal year 2000. We are asking you to ratify that appointment. PricewaterhouseCoopers, LLP has been Holiday's independent accounting firm for many years, and we believe they are well qualified for the job. Although the ratification is not required by law, the board believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the board, the failure of the stockholders to ratify the appointment of PricewaterhouseCoopers, LLP as Holiday's independent auditors would be considered by the board and the audit committee in determining whether to continue the engagement of PricewaterhouseCoopers, LLP. A PricewaterhouseCoopers, LLP representative will be at the annual meeting to answer appropriate questions and to make a statement if he or she desires.

         The board recommends you vote "FOR" this proposal.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposal for Holiday's annual meeting in 2001 must be sent to our Secretary at the address of Holiday's principal executive office given under "Company contact" on page 2. Any stockholder who wishes to present a proposal for the inclusion in the proxy statement for action at the 2001 annual meeting must comply with Holiday's certificate of incorporation and bylaws and the rules and regulations of the SEC then in effect. The deadline for receipt of a proposal to be considered for inclusion in Holiday's proxy statement is December 15, 2000. On request, the Secretary will provide detailed instructions for submitting proposals.

                           ANNUAL REPORT ON FORM 10-K

         A copy of the Holiday's 1999 Annual Report (Form 10-K) as filed with the Securities and Exchange Commission, including financial statements and schedules, may be accessed from Holiday's web page on the internet at www.holidayrv.com. or www. recusa.com.

                                    IMPORTANT

         TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

April 19, 2000                                    HOLIDAY RV SUPERSTORES, INC.

                          HOLIDAY RV SUPERSTORES, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 19, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS OF HOLIDAY RV SUPERSTORES, INC. The undersigned hereby appoints Michael S. Riley and Ronald G. Huneycutt, and each of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of Holiday RV Superstores, Inc. held of record by the undersigned at the close of business on March 24, 2000, at the annual meeting of stockholders to be held on May 19, 2000 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED HEREIN AS A DIRECTOR OF HOLIDAY AND FOR RATIFICATION OF PRICEWATERHOUSECOOPERS, LLP AS HOLIDAY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2000.

Should any nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the board of directors.

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.


                                   -----------
                                   SEE REVERSE
                                      SIDE
                                   -----------

[X]      PLEASE MARK YOUR
         VOTES AS INDICATED IN
         THIS EXAMPLE.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee named herein and FOR Item 2.

1.   ELECTION OF DIRECTORS:
     (to serve until the respective Annual Meeting of Stockholders indicated).

     Nominees:  To serve until 2001 Annual Meeting:   1.  David J. Doerge    /__ /  FOR all nominees            /___/  WITHHOLD
                                                      2.  David A. Kamm             listed to the left (except         AUTHORITY
                                                                                    as specified below)                to vote for
                                                                                                                       all listed
                                                                                                                       below.

                To serve until 2002 Annual Meeting:   3.  Lee Sanders       4.   William E. Curtis

                To serve until 2003 Annual Meeting:   5.  Michael S. Riley   6.  Ronald G. Huneycutt

     (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)


                        EXCEPT, for vote withheld from the following nominee(s):

                        --------------------------------------------------------



2. The proposal to ratify the appointment of PricewaterhouseCoopers, LLP as Holiday's independent auditors for fiscal year 2000.
            [  ]  FOR      [  ] AGAINST     [  ] ABSTAIN



Please indicate by a      [ ]
check mark whether
you plan to attend the
annual meeting.


                             PLEASE SIGN YOUR NAME BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


                             -----------------------------------------------
                             PRINT NAME OF STOCKHOLDER

                             ------------------------------ --------------------
                             SIGNATURE(S)                          DATE